Exhibit 10.41

Polar Multi-Strategy Master Fund
c/o Mourant Governance Services (Cayman) Limited
94 Solaris Avenue Camana Bay
PO Box 1348
Grand Cayman KY1-1108
Cayman Islands

April 9, 2024

VIA E-MAIL

Arrowroot Acquisition Corp.
4553 Glencoe Ave, Suite 200
Marina Del Rey, California 90292
Attention: Thomas Olivier
Email:

iLearningEngines, Inc.
6701 Democracy Blvd., Suite 300
Bethesda, MD 20817
Attention: Harish Chidambaran
Email:

Re: Agreement (the “Agreement”) by and among Arrowroot Acquisition Corp., a Delaware corporation (“ARRW” or the “Company”) and iLearningEngines Inc. (the “Target”), and Polar Multi-Strategy Master Fund, a Cayman Islands exempted company (the “Seller,” “we,” “us,” and “our”), to modify the Forward Purchase Agreement dated as of April 26, 2023 (the “Forward Purchase Agreement”)

To the above-referenced parties:

1. Any capitalized terms not defined herein shall have the same meaning as in the Forward Purchase Agreement

2. Notwithstanding any provision to the contrary in the Forward Purchase Agreement, the parties hereto hereby agree that (a) Seller shall not be obligated to and shall not purchase, any Private Shares as specified in the paragraph titled “Private Shares” in the Forward Purchase Agreement; (b) Counterparty shall not be obligated to, and shall not, pay any Prepayment Amount to Seller in relation to the Private Shares; and (c) the definition of “Prepayment Date” shall be deleted and replaced in its entirety to mean “Subject to Counterparty receiving the Pricing Date Notice, the earlier of (a) five (5) Local Business Day after the closing of the Business Combination and (b) the date any assets from the Trust Account are disbursed following the Business Combination.

3. In consideration of removing the Private Shares from the Forward Purchase Agreement pursuant to paragraph 2 above, the Company and the Target hereby agree to pay the Seller $246,600.00 by wire transfer of immediately available funds pursuant to the wiring instructions separately provided by the Seller on or prior to the Prepayment Date.

4. Each party hereto hereby represents and warrants that the execution of this Agreement has been duly authorized by all necessary corporate action on its part and that the officer or other agent executing this Agreement on its behalf has the authority to execute the same and to bind it to the terms and conditions of this Agreement.

5. Neither the Company nor the Target, nor any of their respective subsidiaries, has taken any steps to seek protection pursuant to any bankruptcy law nor does the Company nor the Target have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so. The Company and the Target, and their respective subsidiaries, will not be Insolvent (as defined below) after giving effect to the transactions contemplated hereby. For purposes of this Section 6, “Insolvent” means that as of the date hereof (i) the present fair saleable value of the applicable company’s assets is less than the amount required to pay such company’s total indebtedness or (ii) such company is unable to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities reach their scheduled maturities.

6. All other terms and conditions of the Forward Purchase Agreement shall remain in full force and effect and the Forward Purchase Agreement shall be read and construed together with this Agreement. Each of the Parties hereto hereby agree that the Forward Purchase Agreement, as modified by this Agreement, shall continue to be legal, valid, binding and enforceable in accordance with its terms.

7. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

8. This Agreement may be executed in any number of counterparts by original, facsimile or email signature. All executed counterparts shall constitute one Agreement not withstanding that all signatories are not signatories to the original or the same counterpart. Facsimile and scanned signatures are considered original signatures.

9. Each party will bear its own legal expenses in the execution of this Agreement.

[Signature Page Follows]

This letter was provided in compliance with the notice provisions and requirements of the Forward Purchase Agreement.

POLAR MULTI-STRATEGY MASTER FUND

By its investment advisor,
Polar Asset Management Partners Inc

By:	/s/ Kirstie Moore
Name:	Kirstie Moore
Title:	Legal Counsel

By:	/s/ Andrew Ma
Name:	Andrew Ma
Title:	CCO

Agreed:

ARROWROOT ACQUISITION CORP.

By:	/s/ Thomas Olivier
Name:	Thomas Olivier
Title:	President & CFO

iLEARNINGENGINES INC.

By:	/s/ P.K. Chidambaran
Name:	P.K. Chidambaran
Title:	Chief Executive Officer

With a copy to:

Loeb & Loeb LLP
345 Park Avenue
New York, New York 10154
Attention: Giovanni Caruso
E-mail: [***]

[Signature Page to Amendment to Forward Purchase Agreement]